Exhibit 99.2

PART I. FINANCIAL INFORMATION:

Item 1. Financial Statements (Unaudited)

Riverview Financial Corporation

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Dollars in thousands, except per share data)

	September 30, 2021	December 31, 2020
Assets:
Cash and due from banks	$10,842	$13,511
Interest-bearing deposits in other banks	175,236	36,270
Investment securities available-for-sale	131,705	103,695
Loans held for sale	443	4,338
Loans, net	866,140	1,139,239
Less: allowance for loan losses	10,834	12,200

Net loans	855,306	1,127,039
Premises and equipment, net	16,983	18,147
Accrued interest receivable	2,604	4,216
Intangible assets	1,522	1,918
Other assets	48,152	48,420

Total assets	$1,242,793	$1,357,554

Liabilities:
Deposits:
Noninterest-bearing	$192,556	$173,600
Interest-bearing	877,018	841,860

Total deposits	1,069,574	1,015,460
Short-term borrowings
Long-term debt	52,004	228,765
Accrued interest payable	847	1,038
Other liabilities	12,792	14,859

Total liabilities	1,135,217	1,260,122

Stockholders’ equity:
Common stock: no par value, authorized 20,000,000 shares; September 30, 2021, issued and outstanding 9,361,967 shares; December 31, 2020, issued and outstanding 9,306,442 shares	103,127	102,662
Capital surplus	292	292
Retained earnings (accumulated deficit)	4,498	(6,457)
Accumulated other comprehensive income (loss)	(341)	935

Total stockholders’ equity	107,576	97,432

Total liabilities and stockholders’ equity	$1,242,793	$1,357,554

See notes to consolidated financial statements.

Riverview Financial Corporation

CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS) (UNAUDITED)

(Dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
September 30,	2021	2020	2021	2020
Interest income:
Interest and fees on loans:
Taxable	$10,738	$11,265	$32,615	$31,649
Tax-exempt	180	223	538	704
Interest and dividends on investment securities available-for-sale:
Taxable	490	360	1,537	1,291
Tax-exempt	144	71	440	176
Interest on interest-bearing deposits in other banks	40	11	64	112

Total interest income	11,592	11,930	35,194	33,932

Interest expense:
Interest on deposits	746	1,200	2,491	4,384
Interest on short-term borrowings				28
Interest on long-term debt	521	304	1,752	652

Total interest expense	1,267	1,504	4,243	5,064

Net interest income	10,325	10,426	30,951	28,868
(Recovery of) provision for loan losses		1,844	(735)	5,656

Net interest income after (recovery of) provision for loan losses	10,325	8,582	31,686	23,212

Noninterest income:
Service charges, fees and commissions	1,248	1,099	5,477	3,491
Commission and fees on fiduciary activities	250	246	804	669
Wealth management income	264	220	716	636
Mortgage banking income	104	401	440	900
Bank owned life insurance investment income	178	192	552	578
Net gain on sale of investment securities available-for-sale	44		317	815

Total noninterest income	2,088	2,158	8,306	7,089

Noninterest expense:
Salaries and employee benefits expense	4,511	5,411	14,472	15,452
Net occupancy and equipment expense	1,040	1,428	3,084	3,676
Amortization of intangible assets	132	170	396	509
Goodwill impairment				24,754
Net cost (benefit) of operation of other real estate owned	(22)	51	(44)	40
Other expenses	2,933	2,918	8,597	8,713

Total noninterest expense	8,594	9,978	26,505	53,144

Income (loss) before income taxes	3,819	762	13,487	(22,843)
Income tax expense (benefit)	704	67	2,532	(49)

Net income (loss)	3,115	695	10,955	(22,794)

Other comprehensive income:
Unrealized gain (loss) on investment securities available-for-sale	25	114	(1,725)	2,007
Reclassification adjustment for net gain on sale of investment securities available-for-sale included in net income (loss)	(44)		(317)	(815)
Net change in cash flow hedge	54	49	427	11

Other comprehensive income (loss)	35	163	(1,615)	1,203
Income tax expense (benefit) related to other comprehensive income	8	35	(339)	253

Other comprehensive income (loss), net of income taxes	27	128	(1,276)	950

Comprehensive income (loss)	$3,142	$823	$9,679	$(21,844)

Per share data:
Net income (loss):
Basic	$0.33	$0.08	$1.17	$(2.46)
Diluted	$0.33	$0.08	$1.17	$(2.46)
Average common shares outstanding:
Basic	9,361,967	9,273,666	9,353,546	9,248,856
Diluted	9,390,160	9,273,666	9,366,293	9,248,856

See notes to consolidated financial statements.

Riverview Financial Corporation

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (UNAUDITED)

(Dollars in thousands, except per share data)

For the nine months ended September 30,	Common Stock	Capital Surplus	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance, January 1, 2021	$102,662	$292	$(6,457)	$935	$97,432
Net income			10,955		10,955
Other comprehensive income, net of income taxes				(1,276)	(1,276)
Issuance under ESPP, 401k and Dividend Reinvestment plans	266				266
Stock based compensation	199				199

Balance, September 30, 2021	$103,127	$292	$4,498	$(341)	$107,576

Balance, January 1, 2020	$102,206	$112	$16,140	$(348)	$118,110
Net income (loss)			(22,794)		(22,794)
Other comprehensive income, net of income taxes				950	950
Issuance under ESPP, 401k and Dividend Reinvestment plans	466				466
Stock based compensation		78			78
Dividends declared, $0.15 per share			(1,386)		(1,386)

Balance, September 30, 2020	$102,672	$190	$(8,040)	$602	$95,424

For the three months ended September 30,	Common Stock	Capital Surplus	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance, July 1, 2021	$103,058	$292	$1,383	$(368)	$104,365
Net income			3,115		3,115
Other comprehensive income, net of income taxes				27	27
Issuance under ESPP, 401k and Dividend Reinvestment plans
Stock based compensation	69				69

Balance, September 30, 2021	$103,127	$292	$4,498	$(341)	$107,576

Balance, July 1, 2020	$102,552	$161	$(8,735)	$474	$94,452
Net income			695		695
Other comprehensive income, net of income taxes				128	128
Issuance under ESPP, 401k and Dividend Reinvestment plans	120				120
Stock based compensation		29			29

Balance, September 30, 2020	$102,672	$190	$(8,040)	$602	$95,424

See notes to consolidated financial statements.

Riverview Financial Corporation

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(Dollars in thousands, except per share data)

For the Nine Months Ended September 30,	2021		2020
Cash flows from operating activities:
Net income (loss)		$10,955		$(22,794)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization of premises and equipment		1,021		952
(Recovery of) provision for loan losses		(735)		5,656
Stock based compensation		199		78
Net amortization of investment securities available-for-sale		1,253		559
Net cost (benefit) of operation of other real estate owned		(44)		40
Net gain on sale of investment securities available-for-sale		(317)		(815)
Premium on sale of deposits		(1,602)
Amortization of purchase adjustment on loans		(174)		(592)
Amortization of intangible assets		396		509
Amortization of assumed discount on long-term debt		66		63
Amortization of long-term debt insurance costs		77
Impairment of goodwill				24,754
Deferred income taxes		421		(779)
Proceeds from sale of loans originated for sale		17,301		26,921
Net gain on sale of loans originated for sale		(440)		(900)
Loans originated for sale		(12,966)		(30,487)
Bank owned life insurance investment income		(552)		(578)
Net change in:
Accrued interest receivable		1,612		(804)
Other assets		1,177		2,107
Accrued interest payable		(191)		156
Other liabilities		(2,067)		(1,545)

Net cash provided by operating activities		15,390		2,501

Cash flows from investing activities:
Investment securities available-for-sale:
Purchases		(74,503)		(42,151)
Proceeds from repayments		13,073		8,832
Proceeds from sales		30,442		27,168
Proceeds from the sale of other real estate owned		466		355
Net increase in restricted equity securities		(412)		(837)
Net (increase) decrease in loans		272,642		(312,627)
Purchases of premises and equipment		(19)		(1,519)
Proceeds from sale of premises and equipment		162
Premium paid on bank owned life insurance		(22)		(22)

Net cash provided by (used in) investing activities		241,829		(320,801)

Cash flows from financing activities:
Net increase in deposits		55,716		90,833
Repayment of long-term debt		(176,904)
Proceeds from long-term debt				209,997
Issuance under ESPP, 401k and DRP plans		266		466
Cash dividends paid				(1,386)

Net cash provided by (used in) financing activities		(120,922)		299,910

Net increase (decrease) in cash and cash equivalents		136,297		(18,390)
Cash and cash equivalents—beginning		49,781		50,348

Cash and cash equivalents—ending		$186,078		$31,958

Supplemental disclosures:
Cash paid during the period for:
Interest		$4,434		$4,908

Federal income taxes		$1,700	$

Supplemental schedule of noncash investing and financing activities:
Other real estate acquired in settlement of loans	$			$338

Transfer of deposits in sale		$42,191	$

See notes to consolidated financial statements.

Riverview Financial Corporation

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands, except per share data)

1. Summary of significant accounting policies:

Nature of Operations

Riverview Financial Corporation, (the “Company” or “Riverview”), a bank holding company incorporated under the laws of Pennsylvania, provides a full range of financial services through its wholly-owned subsidiary, Riverview Bank (the “Bank”).

Riverview Bank, with 23 full-service offices and three (3) limited purpose offices, is a full service commercial bank offering a wide range of traditional banking services and financial advisory, insurance and investment services to individuals, municipalities, and small-to-medium sized businesses in the Pennsylvania market areas of Berks, Blair, Bucks, Centre, Clearfield, Dauphin, Huntingdon, Lebanon, Lehigh, Lycoming, Perry, and Schuylkill Counties. The Wealth and Trust Management divisions of the Bank provide trust and investment advisory services to the general public and businesses.

Basis of presentation:

The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP’) for interim financial information and with the instructions to Form 10-Q and Article 8 of Regulation S-X. In the opinion of management, all normal recurring adjustments necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. All significant intercompany balances and transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform with the current year’s presentation. These reclassifications did not have any effect on the operating results or financial position of the Company. The condensed consolidated balance sheet at December 31, 2020 has been derived from the audited financial statements at that date but does not include all of the information and disclosures required by GAAP for complete financial statements. Accordingly, these unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company’s 2020 Annual Report on Form 10-K, filed on March 11, 2021.

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates and assumptions affect the amounts reported in the financial statements and the disclosures provided. Actual results could differ from those estimates.

The operating results and financial position of the Company for the three and nine months ended as of September 30, 2021, are not necessarily indicative of the results of operations and financial position that may be expected in the future. This is especially true given the outbreak of the Coronavirus (“COVID-19”) pandemic which may adversely affect the Company’s business results of operations and financial condition for an indefinite period.

The impact of the pandemic on Riverview’s financial results is evolving and uncertain. Net interest income and non-interest income may decrease, and credit-related losses may increase in the future if economic activity slows due to COVID-19. We believe that we may experience a material adverse effect on our business, results of operations and financial condition as a result of the COVID-19 pandemic for an indefinite period. Material adverse impacts may include all or a combination of valuation impairments on Riverview’s intangible assets, investments, loans, or deferred taxes.

Accounting Standards Adopted in 2021

In August 2018, the FASB issued ASU No. 2018-14, “Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20) — Disclosure Framework — Changes to the Disclosure Requirements for Defined Benefit Plans”. Subtopic 715-20 addresses the disclosure of other accounting and reporting requirements related to single-employer defined benefit pension or other postretirement benefit plans. The amendments in this Update remove disclosures that no longer are considered cost-beneficial, clarify the specific requirements of disclosures, and add disclosure requirements identified as relevant. Although narrow in scope, the amendments are considered an important part of the Board’s efforts to improve the effectiveness of disclosures in the notes to financial statements by applying concepts in the FASB Concepts Statement, Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements. The amendments in this Update apply to all employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for all entities in fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. Early adoption is permitted. The adoption of the guidance did not have a material effect on the Company’s financial position, results of operations or disclosures.

In December 2019, the FASB issued ASU No. 2019-12, “Income Taxes”, an update to simplify the accounting for income taxes by removing certain exceptions in Topic 740 Income Taxes. In addition, ASU No. 2019-12 improves consistent application of other areas of guidance within Topic 740 by clarifying and amending existing guidance. The new guidance is effective fiscal years beginning after December 15, 2020. The adoption of the guidance did not have a material effect on the Company’s financial position, results of operations or disclosures.

Recent Accounting Standards

In June 2016, the FASB issued ASU No. 2016-13, “Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments”. ASU No. 2016-13 requires an entity to utilize a new impairment model known as the current expected credit loss (“CECL”) model to estimate its lifetime “expected credit loss” and record an allowance that, when deducted from the amortized cost basis of the financial asset, presents the net amount expected to be collected on the financial asset. The CECL model is expected to result in earlier recognition of credit losses. ASU No. 2016-13 also requires new disclosures for financial assets measured at amortized cost, loans, and available-for-sale debt securities. In November 2018, the FASB issued ASU No. 2018-19—Codification Improvements to Topic 326, Financial Instruments—Credit Losses. The amendments clarify that receivables arising from operating leases are not within the scope of Subtopic 326-20. Instead, impairment of receivables arising from operating leases should be accounted for in accordance with Topic 842, Leases. In May 2019, the FASB issued ASU No. 2019-05 “Financial Instruments-Credit Losses (Topic 326)-Targeted Transition Relief” which amends ASU No. 2016-13 to allow companies to irrevocably elect, upon adoption of ASU No, 2016-13, the fair value option on financial instruments that were previously recorded at amortized cost and are within the scope of ASC 326-20 if the instruments are eligible for the fair value option under ASC 825-10. The fair value option election does not apply to held-to-maturity debt securities. Entities are required to make this election on an instrument-by-instrument basis. In November 2019, the FASB issued ASU No. 2019-11, “Codification Improvements to Topic 326, Financial Instruments—Credit Losses”, which provides specific improvements and clarifications to the guidance in Topic 326. Addresses expected recoveries for purchased financial assets with credit deterioration, transition relief for troubled debt restructurings, disclosures related to accrued interest receivables, financial assets secured by collateral maintenance provisions, and conforming cross-references to Subtopic 805-20. In December 2018, the federal bank regulatory agencies approved a final rule that modifies their regulatory capital rules and provides institutions the option to phase in over a three-year period any day-one regulatory capital effects of the new accounting standard. The Company has formed an internal management committee and engaged a third-party vendor to assist with the transition to the guidance set forth in this update. The committee is currently evaluating the impact of this update on the Company’s Consolidated Financial Statements, but the allowance for credit losses (“ACL”) is expected to increase upon adoption since the allowance will be required to cover the full expected life of the portfolio. The extent of this increase is still being evaluated and will depend on economic conditions and the composition of the loan and lease portfolio at the time of adoption. Management is currently evaluating the preliminary modeling results, including a qualitative framework to account for the drivers of credit losses that are not captured by the quantitative model. In October 2019, the FASB affirmed its previously proposed amendment to delay the effective date for small reporting public companies to interim and annual reporting periods beginning after December 15, 2022, including interim periods within those fiscal years. Early adoption is permitted.

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates (“IBORs”), and, particularly, the risk of cessation of the London Interbank Offered Rate (“LIBOR”), regulators around the world have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction-based and less susceptible to manipulation. The amendments in this Update provide optional guidance for a limited time to ease the potential burden in accounting for or recognizing the effects of reference rate reform on financial reporting. ASU 2020-04 provides optional expedients and exceptions for applying GAAP to loan and lease agreements, derivative contracts, and other transactions affected by the anticipated transition away from LIBOR toward new interest rate benchmarks. For transactions that are modified because of reference rate reform and that meet certain scope guidance (i) modifications of loan agreements should be accounted for by prospectively adjusting the effective interest rate and the modification will be considered “minor” so that any existing unamortized origination fees/costs would carry forward and continue to be amortized and (ii) modifications of lease agreements should be accounted for as a continuation of the existing agreement with no reassessments of the lease classification and the discount rate or remeasurements of lease payments that otherwise would be required for modifications not accounted for as separate contracts. ASU 2020-04 also provides numerous optional expedients for derivative accounting. ASU 2020-04 is effective March 12, 2020 through December 31, 2022. An entity may elect to apply ASU 2020-04 for contract modifications as of January 1, 2020, or prospectively from a date within an interim period that includes or is subsequent to March 12, 2020, up to the date that the financial statements are available to be issued. Once elected for a Topic or an Industry Subtopic within the Codification, the amendments in this ASU must be applied prospectively for all eligible contract modifications for that Topic or Industry Subtopic. In January 2021, the FASB issued ASU 2021-01, “Reference Rate Reform (Topic 848): Scope.” ASU 2021-01 clarifies that certain optional expedients and exceptions in ASC 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. ASU 2021-01 also amends the expedients and exceptions in ASC 848 to capture the incremental consequences of the scope clarification and to tailor the existing guidance to derivative instruments affected by the discounting transition. ASU 2021-01 was effective upon issuance and generally can be applied through December 31, 2022. The adoption of the guidance is not expected to have a material effect on the Company’s financial position, results of operations or disclosures.

2. Other comprehensive income (loss):

The components of other comprehensive income (loss) and their related tax effects are reported in the Consolidated Statements of Income and Comprehensive Income (Loss). The accumulated other comprehensive income (loss) included in the Consolidated Balance Sheets relates to net unrealized gains and losses on investment securities available-for-sale and benefit plan and derivative adjustments.

The components of accumulated other comprehensive income (loss) included in stockholders’ equity at September, 2021 and December 31, 2020 is as follows:

	September 30, 2021	December 31, 2020
Net unrealized gain (loss) on investment securities available-for-sale	$(80)	$1,962
Income tax expense (benefit)	(17)	412

Net of income (loss) taxes	(63)	1,550

Benefit plan adjustments	(951)	(951)
Income tax benefit	(200)	(200)

Net of income taxes	(751)	(751)

Derivative fair value adjustment	599	172
Income tax benefit	126	36

Net of income taxes	473	136

Accumulated other comprehensive income (loss)	$(341)	$935

Other comprehensive income (loss) and related tax effects for the three and nine months ended September 30, 2021 and 2020 is as follows:

Three months ended September 30,	2021	2020
Unrealized gain on investment securities available-for-sale	$25	$114
Net gain on the sale of investment securities available-for-sale(1)	(44)
Net change in derivative fair value	54	49

Other comprehensive income before taxes	35	163
Income tax expense	8	35

Other comprehensive income	$27	$128

Nine months ended September 30,	2021	2020
Unrealized gain (loss) on investment securities available-for-sale	$(1,725)	$2,007
Net gain on the sale of investment securities available-for-sale(1)	(317)	(815)
Net change in derivative fair value	427	11

Other comprehensive income (loss) before taxes	(1,615)	1,203
Income tax expense (benefit)	$(339)	253

Other comprehensive income (loss)	$(1,276)	$950

(1)	Represents amounts reclassified out of accumulated other comprehensive income and included in gains on sale of investment securities on the consolidated statements of income and comprehensive income.

3. Earnings per share:

Basic earnings per share is computed by dividing net income (loss) divided by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflect additional common shares that would have been outstanding if dilutive potential common shares had been issued, as well as any adjustment to income that would result from the assumed issuance. The following table provides a reconciliation between the computation of basic earnings per share and diluted earnings per share for the three and nine months ended September 30, 2021 and 2020:

Three months ended September 30,	2021	2020
Numerator:
Net income (loss)	$3,115	$695

Denominator:
Basic	9,361,967	9,273,666
Dilutive options	28,193

Diluted	9,390,160	9,273,666

Earnings per share:
Basic	$0.33	$0.08
Diluted	$0.33	$0.08

Nine months ended September 30,	2021	2020
Numerator:
Net income (loss)	$10,955	$(22,794)

Denominator:
Basic	9,353,546	9,248,856
Dilutive options	12,747

Diluted	9,366,293	9,248,856

Earnings per share:
Basic	$1.17	$(2.46)
Diluted	$1.17	$(2.46)

For the three and nine months ended September 30, 2021 there were 18,200 and 68,412 outstanding stock options, respectively, that were excluded from the dilutive earnings per share calculation because their effect was antidilutive. For the three and nine months ended September 30, 2020 there were 172,964 outstanding stock options that were excluded from the dilutive earnings per share calculation because their effect was antidilutive.

4. Investment securities:

The amortized cost and fair value of investment securities available-for-sale aggregated by investment category at September 30, 2021 and December 31, 2020 are summarized as follows:

September 30, 2021	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
State and municipals:
Taxable	$22,133	$301	$258	$22,176
Tax-exempt	44,196	89	743	43,542
Mortgage-backed securities:
U.S. Government agencies	35,029	680	98	35,611
U.S. Government-sponsored enterprises	15,177	186	24	15,339
Corporate debt obligations	15,250	64	277	15,037

Total	$131,785	$1,320	$1,400	$131,705

December 31, 2020	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
State and municipals:
Taxable	$22,317	$400	$143	$22,574
Tax-exempt	17,988	423	16	18,395
Mortgage-backed securities:
U.S. Government agencies	26,051	940		26,991
U.S. Government-sponsored enterprises	24,627	442	17	25,052
Corporate debt obligations	10,750	56	123	10,683

Total	$101,733	$2,261	$299	$103,695

The maturity distribution of the fair value, which is the net carrying amount, of the debt securities classified as available-for-sale at September 30, 2021, is summarized as follows:

September 30, 2021	Fair Value
Within one year	$770
After one but within five years	929
After five but within ten years	22,955
After ten years	56,101

80,755
Mortgage-backed securities	50,950

Total	$131,705

Securities with a fair value of $89,410 and $71,676 at September 30, 2021 and December 31, 2020, respectively, were pledged to secure public deposits as required or permitted by law.

Securities and short-term investment activities are conducted with a diverse group of government entities, corporations and state and local municipalities. The counterparty’s creditworthiness and type of collateral is evaluated on a case-by-case basis. At September 30, 2021 and December 31, 2020, there were no significant concentrations of credit risk from any one issuer, with the exception of U.S. Government agencies and sponsored enterprises that exceeded 10.0 percent of stockholders’ equity.

The fair value and gross unrealized losses of investment securities with unrealized losses for which an other-than-temporary impairment (“OTTI”) has not been recognized at September 30, 2021 and December 31, 2020, aggregated by investment category and length of time that the individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		12 Months or More		Total
September 30, 2021	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
State and municipals:
Taxable	$3,453	$60	7,625	$198	$11,078	$258
Tax-exempt	33,175	740	631	3	33,806	743
Mortgage-backed securities:
U.S. Government agencies	13,716	98			13,716	98
U.S. Government-sponsored enterprises	4,650	16	1,013	8	5,663	24
Corporate debt obligations	9,473	277			9,473	277

Total	$64,467	$1,191	$9,269	$209	$73,736	$1,400

	Less Than 12 Months		12 Months or More				Total
December 31, 2020	Fair Value	Unrealized Losses	Fair Value		Unrealized Losses		Fair Value	Unrealized Losses
State and municipals:
Taxable	$11,586	$143	$		$		$11,586	$143
Tax-exempt	1,737	16					1,737	16
Mortgage-backed securities:
U.S. Government agencies	5,960	17					5,960	17
U.S. Government-sponsored enterprises
Corporate debt obligations				3,378		123	3,378	123

Total	$19,283	$176		$3,378		$123	$22,661	$299

The Company had 59 investment securities, consisting of 10 taxable state and municipal obligations, 32 tax-exempt state and municipal obligations, four U.S. Government agencies, five U.S. Government-sponsored enterprises and eight corporate debt obligation that were in unrealized loss positions at September 30, 2021. Of these securities, none of the securities were in a continuous unrealized loss position for twelve months or more. Management does not consider the unrealized losses on the debt securities, resulting from changes in interest rates, to be OTTI based on historical evidence that indicates the cost of these securities is recoverable within a reasonable period of time in relation to normal cyclical changes in the market rates of interest. Moreover, because there has been no material change in the credit quality of the issuers or other events or circumstances that may cause a significant adverse impact on the fair value of these securities, and management does not intend to sell these securities and it is unlikely that the Company will be required to sell these securities before recovery of their amortized cost basis, which may be maturity, the Company does not consider the unrealized losses to be OTTI at September 30, 2021. There was no OTTI recognized for the three and nine months ended September 30, 2021 and 2020.

The Company had 16 investment securities, consisting of nine taxable state municipal obligations, three tax-exempt state municipal obligations, three mortgage-backed securities and one corporate obligation that were in unrealized loss positions at December 31, 2020. Of these securities, one corporate obligation was in a continuous unrealized loss position for twelve months or more.

5. Loans, net, and allowance for loan losses:

The major classifications of loans outstanding, net of deferred loan origination fees and costs at September 30, 2021 and December 31, 2020 are summarized as follows. Net deferred loan costs were $602 at September 30, 2021 and net deferred loan costs were $701 at December 31, 2020.

	September 30, 2021	December 31, 2020
Commercial	$139,375	$359,080
Real estate:
Construction	41,772	73,402
Commercial	497,203	502,495
Residential	181,870	197,596
Consumer	5,920	6,666

Total	$866,140	$1,139,239

The Company participated in the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), Paycheck Protection Program (“PPP”), a multi-billion dollar specialized low-interest loan program funded by the U.S. Treasury Department and administered by the U.S. Small Business Administration. The PPP provides borrower guarantees for lenders, as well as loan forgiveness incentives for borrowers that utilize the loan proceeds to cover employee compensation-related business operating costs. As of September 30, 2021, the Company had PPP loans totaling $23,579, net of unearned loan fees of $599, included in commercial loans. PPP loans totaled $251,810, net of unearned fees of $5,075 as of December 31, 2020.

The change in the allowance for loan losses account by major loan classifications for the three and nine months ended September 30, 2021 and 2020 is summarized as follows:

		Real Estate
September 30, 2021	Commercial	Construction	Commercial	Residential	Consumer	Unallocated		Total
Allowance for loan losses:
Beginning Balance, July 1, 2021	$1,416	$753	$6,365	$1,858	$111		$364	$10,867
Charge-offs	(15)			(9)	(33)			(57)
Recoveries	3		5		16			24
Provisions	(202)	(143)	186	131	1		27

Ending balance	$1,202	$610	$6,556	$1,980	$95		$391	$10,834

		Real Estate			Real Estate
September 30, 2021	Commercial	Construction	Commercial	Residential	Consumer	Unallocated		Total
Allowance for loan losses:
Beginning Balance, January 1, 2021	$1,705	$1,117	$6,494	$2,427	$142		$315	$12,200
Charge-offs	(225)	(37)	(373)	(9)	(118)			(762)
Recoveries	60		8	2	61			131
Provisions	(338)	(470)	427	(440)	10		76	(735)

Ending balance	$1,202	$610	$6,556	$1,980	$95		$391	$10,834

		Real Estate
September 30, 2020	Commercial	Construction	Commercial	Residential	Consumer	Unallocated		Total
Allowance for loan losses:
Beginning Balance, July 1, 2020	$1,685	$741	$5,078	$2,070	$162	$		$9,736
Charge-offs					(42)			(42)
Recoveries	2		57		27			86
Provisions	173	145	1,015	490	21			1,844

Ending balance	$1,860	$886	$6,150	$2,560	$168	$		$11,624

		Real Estate
September 30, 2020	Commercial	Construction	Commercial	Residential	Consumer	Unallocated		Total
Allowance for loan losses:
Beginning Balance, January 1, 2020	$1,953	$473	$3,115	$1,820	$155	$		$7,516
Charge-offs	(899)		(595)	(2)	(243)			(1,739)
Recoveries	11		59	1	120			191
Provisions	795	413	3,571	741	136			5,656

Ending balance	$1,860	$886	$6,150	$2,560	$168	$		$11,624

The allocation of the allowance for loan losses and related loans by classifications of loans at September 30, 2021 and December 31, 2020 is summarized as follows:

			Real Estate
September 30, 2021	Commercial		Construction		Commercial		Residential		Consumer		Unallocated		Total
Allowance for loan losses:
Ending balance		$1,202		$610		$6,556		$1,980		$95		$391		$10,834

Ending balance:
individually evaluated for impairment						48								48

Ending balance:
collectively evaluated for impairment		1,202		610		6,508		1,980		95		391		10,786

Ending balance:
purchased credit impaired loans	$		$		$		$		$		$		$

Loans receivable:
Ending balance		$139,375		$41,772		$497,203		$181,870		$5,920	$			$866,140

Ending balance:
individually evaluated for impairment		608				7,447		2,522						10,577

Ending balance:
collectively evaluated for impairment		138,767		41,772		489,563		179,210		5,920				855,232

Ending balance:
purchased credit impaired loans	$		$			$193		$138	$		$			$331

			Real Estate
December 31, 2020	Commercial		Construction		Commercial		Residential		Consumer		Unallocated		Total
Allowance for loan losses:
Ending balance		$1,705		$1,117		$6,494		$2,427		$142		$315		$12,200

Ending balance:
individually evaluated for impairment

Ending balance:
collectively evaluated for impairment		1,705		1,117		6,494		2,427		142		315		12,200

Ending balance:
purchased credit impaired loans	$		$		$		$		$		$		$

Loan’s receivable:
Ending balance		$359,080		$73,402		$502,495		$197,596		$6,666	$			$1,139,239

Ending balance:
individually evaluated for impairment		1,565				6,444		2,494						10,503

Ending balance:
collectively evaluated for impairment		357,515		73,402		495,674		194,939		6,666				1,128,196

Ending balance:
purchased credit impaired loans	$		$			$377		$163	$		$			$540

The Company segments loans into risk categories based on relevant information about the ability of borrowers to service their debt such as current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. Non-homogeneous loans are individually analyzed for credit risk by classifying them within the Company’s internal risk rating system. The Company’s risk rating classifications are defined as follows:

•	Pass—A loan to borrowers with acceptable credit quality and risk that is not adversely classified as Substandard, Doubtful, Loss or designated as Special Mention.

•

Special Mention—A loan that has potential weaknesses that deserves management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position at some future date. Special Mention loans are not adversely classified since they do not expose the Company to sufficient risk to warrant adverse classification.

•

Substandard—A loan that is inadequately protected by the current sound worth and paying capacity of the obligor or by the collateral pledged, if any. Loans so classified must have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected.

•

Doubtful—A loan classified as Doubtful has all the weaknesses inherent in one classified Substandard with the added characteristic that the weaknesses make the collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.

•

Loss—A loan classified as Loss is considered uncollectible and of such little value that its continuance as a bankable loan is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this basically worthless asset even though partial recovery may occur in the future. Homogeneous loans not meeting the criteria above are considered pass rated loans and evaluated based on delinquency performance.

The following tables present the major classifications of loans summarized by the aggregate pass rating and the classified ratings of special mention, substandard and doubtful within the Company’s internal risk rating system at September 30, 2021 and December 31, 2020:

September 30, 2021	Pass	Special Mention	Substandard	Doubtful	Total
Commercial	$138,433	$	$942	$	$139,375
Real estate:
Construction	40,092		1,680		41,772
Commercial	450,401	29,197	17,605		497,203
Residential	178,210	1,109	2,551		181,870
Consumer	5,920				5,920

Total	$813,056	$30,306	$22,778	$	$866,140

December 31, 2020	Pass	Special Mention	Substandard	Doubtful	Total
Commercial	$353,758	$3,147	$2,175	$	$359,080
Real estate:
Construction	63,838	1,817	7,747		73,402
Commercial	451,190	29,180	22,125		502,495
Residential	191,775	2,670	3,151		197,596
Consumer	6,666				6,666

Total	$1,067,227	$36,814	$35,198	$	$1,139,239

The following tables present the classes of the loan portfolio summarized by the aging categories of performing loans and nonaccrual loans as of September 30, 2021 and December 31, 2020. Purchase credit impaired (“PCI”) loans are excluded from the aging and nonaccrual loan schedules.

	Accrual Loans
September 30, 2021	30-59 Days Past Due	60-89 Days Past Due		90 or More Days Past Due		Total Past Due	Current	Nonaccrual Loans	Total Loans
Commercial	$531	$		$		$531	$138,835	$9	$139,375
Real estate:
Construction	185				1,703	1,888	39,884		41,772
Commercial			63			63	495,552	1,395	497,010
Residential	629		252		177	1,058	179,785	889	181,732
Consumer	6		9			15	5,905		5,920

Total	$1,351		$324		$1,880	$3,555	$859,961	$2,293	$865,809

Purchased credit impaired loans									331

Total Loans									$866,140

	Accrual Loans
December 31, 2020	30-59 Days Past Due	60-89 Days Past Due	90 or More Days Past Due		Total Past Due	Current	Nonaccrual Loans	Total Loans
Commercial	$64	$1	$		$65	$358,496	$519	$359,080
Real estate:
Construction						73,402		73,402
Commercial	1,238	4,063			5,301	496,785	32	502,118
Residential	2,125	2,993		146	5,264	191,299	870	197,433
Consumer	22	20		10	52	6,614		6,666

Total	$3,449	$7,077		$156	$10,682	$1,126,596	$1,421	$1,138,699

Purchased credit impaired loans								540

Total Loans								$1,139,239

The following tables summarize information concerning impaired loans as of and for the three and nine months ended September 30, 2021 and 2020, and as of and for the year ended, December 31, 2020 by major loan classification, excluding purchased credit impaired loans:

				This Quarter		Year-to-Date
September 30, 2021	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
With no related allowance:
Commercial	$608	$608		$791	$8	$1,243	$58
Real estate:
Construction				479		643
Commercial	1,757	1,757		1,214	16	1,949	58
Residential	2,660	2,790		2,581	27	2,567	89
Consumer

Total	5,025	5,155		5,065	51	6,402	205

With an allowance recorded:
Commercial
Real estate:
Construction
Commercial	5,883	5,883	48	5,907	110	4,958	253
Residential
Consumer

Total	5,883	5,883	48	5,907	110	4,958	253

Commercial	608	608		791	8	1,243	58
Real estate:
Construction				479		643
Commercial	7,640	7,640	48	7,121	126	6,907	311
Residential	2,660	2,790		2,581	27	2,567	89
Consumer

Total	$10,908	$11,038	$48	$10,972	$161	$11,360	$458

	Recorded Investment	Unpaid Principal Balance	Related Allowance	For the Year Ended
December 31, 2020				Average Recorded Investment	Interest Income Recognized
With no related allowance:
Commercial	$1,565	$1,675		$1,356	$416
Real estate:
Construction
Commercial	6,821	6,821		4,392	311
Residential	2,657	2,787		2,493	146
Consumer

Total	11,043	11,283		8,241	873

With an allowance recorded:
Commercial				561
Real estate:
Construction
Commercial				391	65
Residential
Consumer

Total				952	65

Commercial	1,565	1,675		1,917	416
Real estate:
Construction
Commercial	6,821	6,821		4,783	376
Residential	2,657	2,787		2,493	146
Consumer

Total	$11,043	$11,283		$9,193	$938

				This Quarter		Year-to-Date
September 30, 2020	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
With no related allowance:
Commercial	$1,732	$1,842		$1,896	$154	$1,630	$354
Real estate:
Construction
Commercial	3,124	3,510		6,141	10	4,944	76
Residential	2,652	2,782		2,700	12	2,564	118
Consumer

Total	7,508	8,134		10,737	176	9,138	548

With an allowance recorded:
Commercial	121	121	$32	121		121
Real estate:
Construction
Commercial	5,769	5,759	1	2,885	61	2,045	65
Residential
Consumer

Total	5,890	5,890	33	3,006	61	2,166	65

Commercial	1,853	1,963	32	2,017	154	1,751	354
Real estate:
Construction
Commercial	8,893	9,279	1	9,026	71	6,989	141
Residential	2,652	2,782		2,700	12	2,564	118
Consumer

Total	$13,398	$14,024	$33	$13,743	$237	$11,304	$613

For the three and nine months ended September 30, interest income related to impaired loans, would have been $21 and $70 in 2021 and $33 and $89 in 2020 had the loans been current and the terms of the loans not been modified.

Troubled debt restructured loans are loans with original terms, interest rate, or both, that have been modified as a result of a deterioration in the borrower’s financial condition and a concession has been granted that the Company would not otherwise consider. Unless on nonaccrual, interest income on these loans is recognized when earned, using the interest method. The Company offers a variety of modifications to borrowers that would be considered concessions. The modification categories offered generally fall within the following categories:

•	Rate Modification—A modification in which the interest rate is changed to a below market rate.

•	Term Modification—A modification in which the maturity date, timing of payments or frequency of payments is changed.

•	Interest Only Modification—A modification in which the loan is converted to interest only payments for a period of time.

•	Payment Modification—A modification in which the dollar amount of the payment is changed, other than an interest only modification described above.

•	Combination Modification—Any other type of modification, including the use of multiple categories above.

Included in the commercial loan and commercial and residential real estate categories are troubled debt restructures that are classified as impaired. Troubled debt restructures totaled $9,206 at September 30, 2021, $9,985 at December 31, 2020 and $9,893 at September 30, 2020.

There were no loans modified as troubled debt restructures during the three and nine months ended September 30, 2021. There were no loans modified as troubled debt restructures during the third quarter of 2020 and nine loans modified during the nine months ended September 30, 2020 totaling $7,817.

During the three and nine months ended September 30, 2021, there were no defaults on restructured loans. During the three months ended September 30, 2020, there were no defaults on restructured loans and one default on a restructured loan totaling $368 during the nine months ended September 30, 2020.

6. Other assets:

The components of other assets at September 30, 2021 and December 31, 2020 are summarized as follows:

	September 30, 2021		December 31, 2020
Other real estate owned	$		$422
Bank owned life insurance		31,999	31,425
Restricted equity securities		2,171	1,759
Deferred tax assets		3,825	3,907
Lease right-of-use assets		1,516	2,278
Other assets		8,641	8,629

Total		$48,152	$48,420

7. Fair value estimates:

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosure under GAAP. Fair value estimates are calculated without attempting to estimate the value of anticipated future business and the value of certain assets and liabilities that are not considered financial. Accordingly, such assets and liabilities are excluded from disclosure requirements.

In accordance with FASB ASC 820, “Fair Value Measurements and Disclosures”, fair value is the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets. In many cases, these values cannot be realized in immediate settlement of the instrument. Current fair value guidance provides a consistent definition of fair value, which focuses on exit price in an orderly transaction that is not a forced liquidation or distressed sale between participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment. The fair value is a reasonable point within the range that is most representative of fair value under current market conditions.

In accordance with GAAP, the Company groups its assets and liabilities generally measured at fair value into three levels based on market information or other fair value estimates in which the assets and liabilities are traded or valued, and the reliability of the assumptions used to determine fair value. These levels include:

•	Level 1: Unadjusted quoted prices of identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

•

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

•	Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

An asset’s or liability’s placement in the fair value hierarchy is based on the lowest level of input that is significant to the fair value estimate.

The following methods and assumptions were used by the Company to calculate fair values and related carrying amounts of assets and liabilities measured at fair value on a recurring basis:

Investment securities: The fair values for U. S. Treasury securities and marketable equity securities are based on quoted market prices from active exchange markets. The fair values of debt securities are based on pricing from a matrix pricing model.

Interest rate swap hedges: The fair value of interest rate swaps is based on an external derivative model using input data of the valuation date.

Assets and liabilities measured at fair value on a recurring basis at September 30, 2021 and December 31, 2020 are summarized as follows:

	Fair Value Measurement Using
September 30, 2021	Amount	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
State and Municipals:
Taxable	$22,176		$22,176
Tax-exempt	43,542		43,542
Mortgage-backed securities:
U.S. Government agencies	35,611		35,611
U.S. Government-sponsored enterprises	15,339		15,339
Corporate debt obligations	15,037		15,037

Total	$131,705		$131,705

Interest rate swap hedge	$599		$599

December 31, 2020	Fair Value Measurement Using
	Amount	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
State and municipals:
Taxable	$22,574		$22,574
Tax-exempt	18,395		18,395
Mortgage-backed securities:
U.S. Government agencies	26,991		26,991
U.S. Government-sponsored enterprises	25,052		25,052
Corporate debt obligations	10,683		10,683

Total	$103,695		$103,695

Interest rate swap hedge	$172		$172

Other real estate owned: Assets acquired through loan foreclosure are recorded at fair value less estimated costs to sell, with any difference between the fair value of the property and the carrying value of the loan recorded as a charge-off. If the fair value is higher than the carrying amount of the loan, the excess is recognized first as a recovery and then as noninterest income. Subsequent changes in value are reported as adjustments to the carrying amount and are recorded in noninterest expense. The carrying value of other real estate owned is not re-measured to fair value on a recurring basis but is subject to fair value adjustments when the carrying value differs from the fair value, less estimated selling costs. Fair value is based on recent real estate appraisals, current sale value assessments by real estate agents or pending offers to acquire by independent buyers and is updated at least annually. The Company classifies other real estate owned in level 3 of the fair value hierarchy.

Impaired loans: The fair value of impaired loans is specifically reviewed for purposes of determining the appropriate amount of impairment to be allocated to the ALLL. Fair value is generally measured based on the value of the collateral securing the loans. Collateral may include but is not necessarily limited to real estate, personal or business assets including vehicles, equipment, inventory, accounts receivable or marketable securities. The value of real estate collateral is determined utilizing an income or market valuation approach based on an appraisal conducted by an independent, licensed third-party appraiser (Level 3). The value of business equipment is based on an outside appraisal, if deemed significant, or the net book value on the applicable borrower financial statements. Likewise, values for inventory, accounts receivable or marketable security collateral are based on borrower financial statement balances or aging reports on a discounted basis as appropriate or custodian account statements (Level 3). Impaired loans are measured at fair value on a nonrecurring basis. Any fair value adjustments are recorded in the period incurred as provision for loan and lease losses on the Consolidated Statements of Income.

Assets and liabilities measured at fair value on a nonrecurring basis at September 30, 2021 and December 31, 2020 are summarized as follows:

	Fair Value Measurement Using
September 30, 2021	Amount	(Level 1) Quoted Prices in Active Markets for Identical Assets	(Level 2) Significant Other Observable Inputs	(Level 3) Significant Unobservable Inputs
Impaired loans, net of related allowance	$5,835			$5,835

Total	$5,835			$5,835

December 31, 2020	Fair Value Measurement Using
	Amount	(Level 1) Quoted Prices in Active Markets for Identical Assets	(Level 2) Significant Other Observable Inputs	(Level 3) Significant Unobservable Inputs
Other real estate owned	$422			$422

Total	$422			$422

The following tables present additional quantitative information about assets measured at fair value on a nonrecurring basis and for which the Company utilized Level 3 inputs to determine fair value at September 30, 2021 and December 31, 2020.

	Quantitative Information about Level 3 Fair Value Measurements
September 30, 2021	Fair Value Estimate	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Impaired loans	$5,835	Appraisal of collateral	Appraisal adjustments	0.0% to 0.0% (0.0%)
			Liquidation expenses	7.0% to 7.0% (7.0%)

	Quantitative Information about Level 3 Fair Value Measurements
December 31, 2020	Fair Value Estimate	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Other real estate owned	$422	Appraisal of collateral	Appraisal adjustments	20.0% to 14.0% (8.4%)
			Liquidation expenses	10.0% to 10.0% (10.0%)

The carrying and fair values of the Company’s financial instruments at September 30, 2021 and December 31, 2020 and their placement within the fair value hierarchy are as follows:

	Carrying Amount	Fair Value Hierarchy
September 30, 2021		Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial assets:
Cash and cash equivalents	$186,078	$186,078	$186,078
Investment securities	131,705	131,705		$131,705
Loans held for sale	443	443		443
Net loans	855,306	840,466			$840,466
Accrued interest receivable	2,604	2,604		715	1,889
Restricted equity securities	2,171	2,171
Interest rate swap hedges	599	599		599
Financial liabilities:
Deposits	$1,069,574	$1,070,933		$1,070,933
Long-term debt	52,004	54,920		54,920
Accrued interest payable	847	847		847

	Carrying Amount	Fair Value Hierarchy
December 31, 2020		Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial assets:
Cash and cash equivalents	$49,781	$49,781	$49,781
Investment securities available-for-sale	103,695	103,695		$103,695
Loans held for sale	4,338	4,338		4,338
Net loans	1,127,039	1,116,618			$1,116,618
Accrued interest receivable	4,216	4,216		578	3,638
Restricted equity securities	1,759	1,759
Interest rate swap hedges	172	172		172
Financial liabilities:
Deposits	$1,015,460	$1,018,529		$1,018,529
Long-term debt	228,765	231,748		231,748
Accrued interest payable	1,038	1,038		1,038

8. Subsequent Events:

In preparing these consolidated financial statements, the Company evaluated the events and transactions that occurred from the date of the financial statements through the date these consolidated financial statements were issued. On June 30, 2021, Riverview entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mid Penn Bancorp, Inc. (“Mid Penn”) pursuant to which Riverview will merge with and into Mid Penn (the “Merger”), with Mid Penn being the surviving corporation in the Merger. Upon consummation of the Merger, Riverview Bank, a wholly-owned subsidiary of Riverview, will be merged with and into Mid Penn Bank, a wholly-owned subsidiary of Mid Penn, with Mid Penn Bank being the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved by the boards of directors of Mid Penn and Riverview. The Merger is expected to close in the fourth quarter of 2021.